                                                                    Exhibit 99.1

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the
     Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.



     PRELIMINARY TERM SHEET                    DATE PREPARED: OCTOBER 29, 2002

                     MELLON RESIDENTIAL FUNDING CORPORATION
              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-TBC2

                             -----------------------
                               THE BOSTON COMPANY
                             -----------------------

             $346,635,100 (APPROXIMATE, SUBJECT TO FINAL COLLATERAL)
                          PUBLICLY OFFERED CERTIFICATES

===================================================================================================================================
                                          WAL             Payment Window
                 Principal (1)        To Call/Mat           To Call/Mat       Interest Rate                        Expected Ratings
  Class        Amount (Approx.)       (Years)(2)            (Months)(2)           Type          Tranche Type         Moody's/S&P
  -----        ----------------       -------               --------              ----          ------------         -----------
   A            $339,635,000          3.97 / 4.31          1-122 / 1-355        Floater(4)          Senior             Aaa/AAA
   X                 (3)                  N/A                 N/A                WAC(5)      Senior/Interest Only      Aaa/AAA
  A-R               $100                  N/A                 N/A                WAC            Senior/Residual        Aaa/AAA
  B-1            $3,500,000           6.74 / 7.46         39-122 / 39-355       Floater(4)        Subordinate           Aa2/AA
  B-2            $1,400,000           6.74 / 7.46         39-122 / 39-355       Floater(4)        Subordinate            A2/A
  B-3            $2,100,000           6.74 / 7.46         39-122 / 39-355       Floater(4)        Subordinate          Baa2/BBB
===================================================================================================================================
  B-4            $1,400,000              Privately Placed Certificates           WAC (6)          Subordinate           Ba2/BB
  B-5            $1,050,000              Privately Placed Certificates           WAC (6)          Subordinate            B2/B
  B-6            $1,053,187              Privately Placed Certificates           WAC (6)          Subordinate            NR/NR
===================================================================================================================================
TOTAL          $350,138,287


       (1) The Certificates (as described herein) are collateralized by a pool of first-lien, adjustable-rate residential mortgage loans. Class sizes are subject to final collateral and rating agency approval and may increase or decrease up to 10%.
       (2)  See "Pricing Prepayment Speed" herein.
       (3) The Class X Certificates will have no principal balance and will accrue interest on a notional amount, which is equal to the aggregate principal balance of the Mortgage Loans. The Class X Certificates will not be entitled to receive any distributions of principal.
       (4) The Certificate Interest Rate for the Class A, Class B-1, Class B-2 and Class B-3 Certificates will equal one month LIBOR plus the related margin subject to the Net WAC of the Mortgage Loans. The margin on the Class A Certificates doubles after the first date on which the Optional Termination (as defined herein) can be exercised.
       (5) The Class X Certificates will receive interest on its notional balance at a rate equal to the positive difference between the Net WAC of the Mortgage Loans and the weighted average of the Certificate Interest Rates of the other Certificates (adjusted for the related interest accrual period).
       (6) The Certificate Interest Rate for the Class B-4, Class B-5 and Class B-6 Certificates will be equal to the Net WAC of the Mortgage Loans.


      Lead Underwriter:         RBS Greenwich Capital.

      Co-Underwriter:          Mellon Financial Markets, LLC.



RBS GREENWICH CAPITAL                             MELLON FINANCIAL MARKETS, LLC

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the
     Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Seller and
Master Servicer:           Boston Safe Deposit and Trust Company ("THE BOSTON
                           COMPANY").

Subservicer:               Dovenmuehle Mortgage, Inc.

Trustee:                   Wells Fargo Bank Minnesota, N.A.

Statistical Cut-off Date:  October 4, 2002.

Cut-off Date:              November 1, 2002.

Pricing Date:              October [31], 2002.

Closing Date:              November 14, 2002.

Certificates:              The "SENIOR CERTIFICATES" will consist of the Class A
                           Certificates, the Class X Certificates and the Class
                           A-R Certificate. The "SUBORDINATE CERTIFICATES" will consist of the Class B-1, Class B-2, Class B-3, Class
                           B-4, Class B-5 and Class B-6 Certificates. The Senior
                           Certificates and the Subordinate Certificates are collectively referred to herein as the "CERTIFICATES." Only the Senior Certificates and the
                           Class B-1, Class B-2 and Class B-3 Certificates
                           (collectively, the "OFFERED CERTIFICATES") are being offered publicly.

Accrued Interest:          The Class A, Class B-1, Class B-2 and Class B-3
                           Certificates will settle flat. The price to be paid by investors for the Class A-R and Class X
                           Certificates will include accrued interest from November 1, 2002 up to, but not including, the Closing Date (13 days).

Interest Accrual Period:   The interest accrual period with respect to the
                           Class A, Class B-1, Class B-2 and Class B-3
                           Certificates for a given Distribution Date will be the period beginning with the 15(th) of the month prior to the month of such Distribution Date (or, in the case of the first Distribution Date, the Closing
                           Date) and ending on the 14(th) of the month of such Distribution Date (on a 30/360 basis). The interest accrual period for the Class X and Class A-R
                           Certificates will be the calendar month preceding the month in which such Distribution Date occurs (on a 30/360 basis).

Distribution Dates:        The 15(th) day of each month (or if not a business
                           day, the next succeeding business day), commencing in December 2002.

Registration:              The Offered Certificates (except for the Class A-R
                           Certificate) will be made available in book-entry form through DTC.

Federal Tax Treatment:     It is anticipated that the Offered Certificates
                           (except for the Class A-R Certificate) will be treated as REMIC regular interests. The Class A-R
                           Certificate will be treated as a REMIC residual interest for tax purposes.





RBS GREENWICH CAPITAL                             MELLON FINANCIAL MARKETS, LLC

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the
     Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

ERISA Eligibility:         The Offered Certificates (except for the Class A-R
                           Certificate) are expected to be ERISA eligible.
                           Prospective investors should review with their legal advisors whether the purchase and holding of the Offered Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Code or other similar laws.

SMMEA Treatment:           The Senior Certificates and the Class B-1
                           Certificates are expected to constitute "mortgage related securities" for purposes of SMMEA.

Optional Termination:      The terms of the transaction allow for an optional
                           termination of the Certificates which may be exercised once the aggregate principal balance of the Mortgage Loans is less than or equal to 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

Pricing Prepayment
Speed: The Offered Certificates (other than the Class X Certificates) will be priced to a prepayment speed of 20% CPR.

Statistical Information:   The information related to the Mortgage Loans
                           described herein reflects information as of the Statistical Cut-off Date and is expected to be representative of the characteristics of the Mortgage
                           Loans as of the Cut-off Date that will be included in the trust on the Closing Date. It is expected that scheduled principal and principal prepayments will reduce the principal balance of the Mortgage Loans by the Cut-off Date and that certain of the Mortgage
                           Loans as of the Statistical Cut-off Date may not be included while additional Mortgage Loans may be included in the trust on the Closing Date. As a result, it is expected that the principal balance of the Mortgage Loans, as of the Cut-off Date, to be included in the trust on the Closing Date will differ from the principal balance of the Mortgage Loans as of the Statistical Cut-off Date. It is not expected that the initial principal balance (or notional amount) of any class of the Offered Certificates (as shown on the first page) will increase or decrease by more than 10% by the Closing Date.

Mortgage Loans:            As of the Statistical Cut-off Date, the aggregate
                           principal balance of the mortgage loans described herein is approximately $350,138,287 (the "Mortgage
                           Loans"). The Mortgage Loans are secured by first liens on one- to four-family residential properties.
                           Certain of the Mortgage Loans may be convertible or modifiable. If a borrower with such a Mortgage Loan exercises his or her right to convert or modify such Mortgage Loan's terms, the Seller will be obligated to repurchase such Mortgage Loan.

                           As of the Statistical Cut-off Date, approximately 77.78% of the Mortgage Loans by principal balance have a remaining prepayment penalty term and approximately 14.34% of the Mortgage Loans by principal balance had additional collateral such as securities backing the loan at origination.

Net WAC: The "NET WAC" of the Mortgage Loans is equal to the weighted average mortgage loan rate of the Mortgage Loans less the servicing and trustee fee rates.

Rating Agencies:           Moody's and S&P will rate all of the Offered
                           Certificates.



RBS GREENWICH CAPITAL                             MELLON FINANCIAL MARKETS, LLC

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the
     Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


Credit Enhancement:  Senior/subordinate, shifting interest structure.

                     Credit enhancement for the SENIOR CERTIFICATES will consist of the subordination of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates (total subordination initially [3.00%]).

                     Credit enhancement for the CLASS B-1 CERTIFICATES will consist of the subordination of the Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates (total subordination initially [2.00%]).

                     Credit enhancement for the CLASS B-2 CERTIFICATES will consist of the subordination of the Class B-3, Class B-4, Class B-5 and Class B-6 Certificates (total subordination initially [1.60%]).

                     Credit enhancement for the CLASS B-3 CERTIFICATES will consist of the subordination of the Class B-4, Class B-5 and Class B-6 Certificates (total subordination initially [1.00%]).














RBS GREENWICH CAPITAL                            MELLON FINANCIAL MARKETS, LLC

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the
     Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


Shifting Interest:   Until the first Distribution Date occurring after November
                     2012, the Subordinate Certificates will be locked out from receipt of any principal (unless the Senior Certificates are paid down to zero or the credit enhancement percentage provided by the Subordinate Certificates has doubled prior to such date as described below). After such time and subject to standard collateral performance triggers (as described in the prospectus supplement), the Subordinate
                     Certificates will receive their pro-rata share of scheduled principal and increasing portions of unscheduled principal.
                     The prepayment percentages on the Subordinate Certificates are as follows:

                          December 2002 - November 2012       0% Pro Rata Share
                          December 2012 - November 2013 30% Pro Rata Share December 2013 - November 2014 40% Pro Rata Share December 2014 - November 2015 60% Pro Rata Share December 2015 - November 2016 80% Pro Rata Share
                          December 2016 and after           100% Pro Rata Share

                     Notwithstanding the foregoing, if the credit enhancement percentage provided by the Subordinate Certificates doubles (from the initial credit enhancement percentage), all principal (scheduled principal and prepayments) will be paid pro-rata between the Senior and Subordinate Certificates (subject to the performance triggers described in the prospectus supplement). However, if the credit enhancement percentage provided by the Subordinate Certificates has doubled prior to the 37(th) Distribution Date (subject to the performance triggers described in the prospectus supplement), the Subordinate Certificates will be entitled to only 50% of their pro-rata share of principal (scheduled principal and prepayments) until the 37(th) Distribution Date.

                     Any principal not allocated to the Subordinate Certificates will be allocated to the Senior Certificates. In the event the current senior percentage (aggregate principal balance of the Senior Certificates, divided by the aggregate principal balance of the Mortgage Loans) exceeds the initial senior percentage (aggregate principal balance of the Senior Certificates as of the Closing Date, divided by the aggregate principal balance of the Mortgage Loans as of the Cut-off Date), the Senior Certificates will receive all unscheduled prepayments for the Mortgage Loans, regardless of any prepayment percentages.

Allocation of
Realized Losses:     Any realized losses, other than excess losses, on the
                     Mortgage Loans will be allocated as follows: first, to the Subordinate Certificates in reverse order of their numerical Class designations, in each case until the respective Class Certificate Balance has been reduced to zero; thereafter, to the Class A Certificates until its Class Certificate Balance has been reduced to zero.

                     Excess losses (bankruptcy, special hazard and fraud losses in excess of the amounts established by the rating agencies) will be allocated to all the certificates on a pro-rata basis.



RBS GREENWICH CAPITAL                             MELLON FINANCIAL MARKETS, LLC

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the
     Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


Priority of Distributions:  Available funds from the Mortgage Loans will be distributed in the following order of priority:

                            1) To the Senior Certificates, accrued and unpaid interest at the related Certificate Interest Rate, pro-rata;
                            2) To the Class A-R Certificate, principal, until its balance is reduced to zero;
                            3)    To the Class A Certificates, principal;
                            4) To the Class B-1 Certificates, accrued and unpaid interest at the Class B-1 Certificate Interest Rate;
                            5)    To the Class B-1 Certificates, principal;
                            6) To the Class B-2 Certificates, accrued and unpaid interest at the Class B-2 Certificate Interest Rate;
                            7)    To the Class B-2 Certificates, principal;
                            8) To the Class B-3 Certificates, accrued and unpaid interest at the Class B-3 Certificate Interest Rate;
                            9)    To the Class B-3 Certificates, principal;
                            10) To the Class B-4, Class B-5 and Class B-6 Certificates, in that order, accrued and unpaid interest at the respective Certificate Interest Rate and the respective share of principal; and
                            11) To the Class A-R Certificates, any remaining amount.







RBS GREENWICH CAPITAL                             MELLON FINANCIAL MARKETS, LLC

                       COMPUTATIONAL MATERIALS DISCLAIMER


The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.


RBS GREENWICH CAPITAL                            MELLON FINANCIAL MARKETS, LLC

 This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.


                         WEIGHTED AVERAGE LIFE TABLES

CLASS A TO CALL
-------------------------------------------------------------------------------------------------------------------
PREPAYMENT SPEED               10% CPR        15% CPR        20% CPR        25% CPR        30% CPR        40% CPR
===================================================================================================================
WAL (YR)                         7.56           5.30           3.97           3.11           2.50           1.76
MDUR (YR)                        6.58           4.77           3.65           2.90           2.37           1.68
FIRST PRIN PAY                 12/15/02       12/15/02       12/15/02       12/15/02       12/15/02       12/15/02
LAST PRIN PAY                  06/15/20       12/15/15       01/15/13       12/15/10       05/15/09       06/15/07
-------------------------------------------------------------------------------------------------------------------

CLASS A TO MATURITY
-------------------------------------------------------------------------------------------------------------------
PREPAYMENT SPEED               10% CPR        15% CPR        20% CPR        25% CPR        30% CPR        40% CPR
===================================================================================================================
WAL (YR)                         7.96           5.70           4.31           3.40           2.76           1.94
MDUR (YR)                        6.84           5.05           3.91           3.13           2.57           1.84
FIRST PRIN PAY                 12/15/02       12/15/02       12/15/02       12/15/02       12/15/02       12/15/02
LAST PRIN PAY                  06/15/32       06/15/32       06/15/32       06/15/32       06/15/32       06/15/32
-------------------------------------------------------------------------------------------------------------------

CLASS B-1 TO CALL
-------------------------------------------------------------------------------------------------------------------
PREPAYMENT SPEED               10% CPR        15% CPR        20% CPR        25% CPR        30% CPR        40% CPR
===================================================================================================================
WAL (YR)                        12.47           8.93           6.74           5.47           4.63           3.48
MDUR (YR)                       10.33           7.74           6.02           4.98           4.27           3.27
FIRST PRIN PAY                 07/15/09       04/15/07       02/15/06       05/15/05       12/15/04       05/15/04
LAST PRIN PAY                  06/15/20       12/15/15       01/15/13       12/15/10       05/15/09       06/15/07
-------------------------------------------------------------------------------------------------------------------

CLASS B-1 TO MATURITY
-------------------------------------------------------------------------------------------------------------------
PREPAYMENT SPEED               10% CPR        15% CPR        20% CPR        25% CPR        30% CPR        40% CPR
===================================================================================================================
WAL (YR)                        13.29           9.77           7.46           6.13           5.28           4.07
MDUR (YR)                       10.79           8.27           6.51           5.47           4.77           3.76
FIRST PRIN PAY                 07/15/09       04/15/07       02/15/06       05/15/05       12/15/04       05/15/04
LAST PRIN PAY                  06/15/32       06/15/32       06/15/32       06/15/32       06/15/32       07/15/31
-------------------------------------------------------------------------------------------------------------------






RBS GREENWICH CAPITAL                             MELLON FINANCIAL MARKETS, LLC

 This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.


CLASS B-2 TO CALL
------------------------------------------------------------------------------------------------------------------
PREPAYMENT SPEED               10% CPR        15% CPR        20% CPR        25% CPR        30% CPR        40% CPR
==================================================================================================================
WAL (YR)                         12.47          8.93           6.74           5.47           4.63           3.48
MDUR (YR)                        10.01          7.54           5.88           4.88           4.19           3.21
FIRST PRIN PAY                 07/15/09       04/15/07       02/15/06       05/15/05       12/15/04       05/15/04
LAST PRIN PAY                  06/15/20       12/15/15       01/15/13       12/15/10       05/15/09       06/15/07
------------------------------------------------------------------------------------------------------------------

CLASS B-2 TO MATURITY
------------------------------------------------------------------------------------------------------------------
PREPAYMENT SPEED               10% CPR        15% CPR        20% CPR        25% CPR        30% CPR        40% CPR
==================================================================================================================
WAL (YR)                         13.29          9.77           7.46           6.13           5.28           4.07
MDUR (YR)                        10.41          8.01           6.32           5.32           4.65           3.67
FIRST PRIN PAY                 07/15/09       04/15/07       02/15/06       05/15/05       12/15/04       05/15/04
LAST PRIN PAY                  06/15/32       06/15/32       06/15/32       06/15/32       06/15/32       07/15/31
------------------------------------------------------------------------------------------------------------------

CLASS B-3 TO CALL
------------------------------------------------------------------------------------------------------------------
PREPAYMENT SPEED               10% CPR        15% CPR        20% CPR        25% CPR        30% CPR        40% CPR
==================================================================================================================
WAL (YR)                         12.47          8.93           6.74           5.47           4.63           3.48
MDUR (YR)                         9.84          7.41           5.77           4.79           4.12           3.16
FIRST PRIN PAY                 07/15/09       04/15/07       02/15/06       05/15/05       12/15/04       05/15/04
LAST PRIN PAY                  06/15/20       12/15/15       01/15/13       12/15/10       05/15/09       06/15/07
------------------------------------------------------------------------------------------------------------------

CLASS B-3 TO MATURITY
------------------------------------------------------------------------------------------------------------------
PREPAYMENT SPEED               10% CPR        15% CPR        20% CPR        25% CPR        30% CPR        40% CPR
==================================================================================================================
WAL (YR)                         13.29          9.77           7.46           6.13           5.28           4.07
MDUR (YR)                        10.20          7.83           6.16           5.18           4.53           3.58
FIRST PRIN PAY                 07/15/09       04/15/07       02/15/06       05/15/05       12/15/04       05/15/04
LAST PRIN PAY                  06/15/32       06/15/32       06/15/32       06/15/32       06/15/32       07/15/31
------------------------------------------------------------------------------------------------------------------





RBS GREENWICH CAPITAL                             MELLON FINANCIAL MARKETS, LLC

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.


 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                          MORTGAGE LOAN CHARACTERISTICS
                       AS OF THE STATISTICAL CUT-OFF DATE



TOTAL CURRENT BALANCE:                           $350,138,287

NUMBER OF LOANS:                                          451

                                                                            MINIMUM                     MAXIMUM
AVG CURRENT BALANCE:                                 $776,360               $16,970                    $5,000,000
AVG ORIGINAL BALANCE:                                $782,639               $74,900                    $5,000,000

WAVG LOAN RATE:                                         3.605  %              2.750  %                      8.125  %
WAVG GROSS MARGIN:                                      1.529  %              0.875  %                      2.750  %
WAVG MAX LOAN RATE:                                    11.197  %             10.750  %                     13.125  %

WAVG ORIGINATION HIGH CREDIT SCORE:                       763                   530                           839
WAVG ORIGINATION LOW CREDIT SCORE:                        742                   500                           821

WAVG ORIGINAL LTV:                                      60.18  %               8.00  %                     100.00  %
WAVG ORIGINAL LTC:                                      55.37  %               0.00  %                      91.67  %

WAVG MONTHS TO NEXT RATE
ADJUSTMENT:                                                 2  months             1  months                    43  months

WAVG ORIGINAL TERM:                                       358  months            60  months                   360  months
WAVG REMAINING TERM:                                      343  months             2  months                   358  months
WAVG SEASONING:                                            14  months             2  months                   178  months

TOP STATE CONCENTRATIONS ($):                    19.77% Massachusetts,  18.82% California,  14.56% Pennsylvania
MAXIMUM ZIP CODE CONCENTRATION
($):                                             2.78% 02116

First Pay Date:                                                        Jan 01, 1988             Sep 01, 2002
Maturity Date:                                                         Dec 01, 2002             Aug 01, 2032





RBS GREENWICH CAPITAL                             MELLON FINANCIAL MARKETS, LLC

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                                                                         % OF AGGREGATE
                                                    PRINCIPAL BALANCE   PRINCIPAL BALANCE
                                                    OUTSTANDING AS OF   OUTSTANDING AS OF
                                    NUMBER OF        THE STATISTICAL     THE STATISTICAL
INDEX:                            MORTGAGE LOANS       CUT-OFF DATE        CUT-OFF DATE
-------------------------------   --------------   ------------------   -------------------
 1 MONTH LIBOR                               274      $224,376,163.55                64.08%
 1 YEAR LIBOR                                170       121,412,123.03                 34.68
 6 MONTH LIBOR                                 6         4,014,000.00                  1.15
 1 YEAR CMT                                    1           336,000.00                  0.10
-------------------------------   --------------   ------------------   -------------------
 TOTAL                                       451      $350,138,286.58               100.00%
===============================   ==============   ==================   ===================


                                                                         % OF AGGREGATE
                                                    PRINCIPAL BALANCE   PRINCIPAL BALANCE
                                                    OUTSTANDING AS OF   OUTSTANDING AS OF
                                    NUMBER OF        THE STATISTICAL     THE STATISTICAL
DELINQUENCY:                      MORTGAGE LOANS      CUT-OFF DATE         CUT-OFF DATE
-------------------------------   --------------   ------------------   -------------------
 CURRENT                                     451      $350,138,286.58               100.00%
-------------------------------   --------------   ------------------   -------------------
 TOTAL                                       451      $350,138,286.58               100.00%
===============================   ==============   ==================   ===================


                                                                         % OF AGGREGATE
                                                    PRINCIPAL BALANCE   PRINCIPAL BALANCE
                                                    OUTSTANDING AS OF   OUTSTANDING AS OF
                                    NUMBER OF        THE STATISTICAL     THE STATISTICAL
CURRENT BALANCE ($):              MORTGAGE LOANS       CUT-OFF DATE        CUT-OFF DATE
-------------------------------   --------------   ------------------   -------------------
    16,970.45  -   250,000.00                 28        $5,568,632.86                 1.59%
   250,000.01  -   500,000.00                156        61,720,826.78                 17.63
   500,000.01  -   750,000.00                 94        59,335,678.85                 16.95
   750,000.01  - 1,000,000.00                 81        74,122,139.01                 21.17
 1,000,000.01  - 1,250,000.00                 39        43,276,362.15                 12.36
 1,250,000.01  - 1,500,000.00                 19        26,415,627.89                  7.54
 1,500,000.01  - 1,750,000.00                  6         9,286,500.00                  2.65
 1,750,000.01  - 2,000,000.00                 11        20,945,019.04                  5.98
 2,000,000.01  - 2,250,000.00                  2         4,260,000.00                  1.22
 2,250,000.01  - 2,500,000.00                  5        12,500,000.00                  3.57
 2,500,000.01  - 2,750,000.00                  3         8,007,500.00                  2.29
 2,750,000.01  - 3,000,000.00                  2         5,900,000.00                  1.69
   GREATER THAN 3,000,000.00                   5        18,800,000.00                  5.37
-------------------------------   --------------   ------------------   -------------------
TOTAL                                        451      $350,138,286.58               100.00%
===============================   ==============   ==================   ===================



RBS GREENWICH CAPITAL                             MELLON FINANCIAL MARKETS, LLC

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                      % OF AGGREGATE
                                                               PRINCIPAL BALANCE     PRINCIPAL BALANCE
                                                               OUTSTANDING AS OF     OUTSTANDING AS OF
                                          NUMBER OF             THE STATISTICAL       THE STATISTICAL
LOAN RATE(%):                           MORTGAGE LOANS           CUT-OFF DATE           CUT-OFF DATE
------------------------------------  ------------------  ------------------------  -------------------
  2.750  -  3.000                                    10            $10,025,000.00                 2.86%
  3.001  -  3.500                                   212            179,379,739.22                 51.23
  3.501  -  4.000                                   144            108,111,324.16                 30.88
  4.001  -  4.500                                    51             34,617,888.70                  9.89
  4.501  -  5.000                                    24             14,350,334.50                  4.10
  5.001  -  5.500                                     6              1,932,000.00                  0.55
  6.501  -  7.000                                     1                198,000.00                  0.06
  7.001  -  7.500                                     2              1,300,000.00                  0.37
  8.001  -  8.125                                     1                224,000.00                  0.06
------------------------------------  ------------------  ------------------------  -------------------
TOTAL                                               451           $350,138,286.58               100.00%
====================================  ==================  ========================  ===================

                                                                                      % OF AGGREGATE
                                                               PRINCIPAL BALANCE     PRINCIPAL BALANCE
                                                               OUTSTANDING AS OF     OUTSTANDING AS OF
                                          NUMBER OF             THE STATISTICAL       THE STATISTICAL
GROSS MARGIN(%):                        MORTGAGE LOANS           CUT-OFF DATE           CUT-OFF DATE
------------------------------------  ------------------  ------------------------  -------------------
  0.875  -  1.000                                     9             $8,750,000.00                 2.50%
  1.001  -  1.250                                    21             18,694,100.00                  5.34
  1.251  -  1.500                                   282            235,647,100.13                 67.30
  1.501  -  1.750                                    25             16,549,572.43                  4.73
  1.751  -  2.000                                    67             44,180,424.33                 12.62
  2.001  -  2.250                                    46             25,981,089.69                  7.42
  2.501  -  2.750                                     1                336,000.00                  0.10
------------------------------------  ------------------  ------------------------  -------------------
TOTAL                                               451           $350,138,286.58               100.00%
====================================  ==================  ========================  ===================

                                                                                      % OF AGGREGATE
                                                               PRINCIPAL BALANCE     PRINCIPAL BALANCE
                                                               OUTSTANDING AS OF     OUTSTANDING AS OF
                                          NUMBER OF             THE STATISTICAL       THE STATISTICAL
RATE ADJUSTMENT FREQUENCY (MONTHS):     MORTGAGE LOANS           CUT-OFF DATE           CUT-OFF DATE
------------------------------------  ------------------  ------------------------  -------------------
   1                                                274           $224,376,163.55               64.08%
   6                                                  6              4,014,000.00                 1.15
  12                                                171            121,748,123.03                34.77
------------------------------------  ------------------  ------------------------  -------------------
TOTAL                                               451           $350,138,286.58              100.00%
====================================  ==================  ========================  ===================



RBS GREENWICH CAPITAL                             MELLON FINANCIAL MARKETS, LLC

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.


 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                          % OF AGGREGATE
                                                    PRINCIPAL BALANCE    PRINCIPAL BALANCE
                                                    OUTSTANDING AS OF    OUTSTANDING AS OF
                                   NUMBER OF         THE STATISTICAL      THE STATISTICAL
MAXIMUM LOAN RATE(%):            MORTGAGE LOANS        CUT-OFF DATE         CUT-OFF DATE
-------------------------------  --------------   ---------------------  ------------------
 10.750  - 11.000                           274       $224,376,163.55               64.08%
 11.001  - 12.000                           173        124,040,123.03                35.43
 12.001  - 13.000                             3          1,498,000.00                 0.43
 13.001  - 13.125                             1            224,000.00                 0.06
-------------------------------  --------------   ---------------------  ------------------
 TOTAL                                      451       $350,138,286.58              100.00%
===============================  ==============   =====================  ==================


                                                                          % OF AGGREGATE
                                                    PRINCIPAL BALANCE    PRINCIPAL BALANCE
                                                    OUTSTANDING AS OF    OUTSTANDING AS OF
                                    NUMBER OF        THE STATISTICAL      THE STATISTICAL
FIRST RATE CAP(%):                MORTGAGE LOANS       CUT-OFF DATE         CUT-OFF DATE
  NO FIRST RATE CAP                         280       $228,390,163.55            65.23%
  2.000                                     171        121,748,123.03             34.77
-------------------------------  --------------   ---------------------  ------------------
 TOTAL                                      451       $350,138,286.58              100.00%
===============================  ==============   =====================  ==================


                                                                          % OF AGGREGATE
                                                    PRINCIPAL BALANCE    PRINCIPAL BALANCE
                                                    OUTSTANDING AS OF    OUTSTANDING AS OF
                                   NUMBER OF         THE STATISTICAL      THE STATISTICAL
PERIODIC RATE CAP(%):            MORTGAGE LOANS        CUT-OFF DATE         CUT-OFF DATE
-------------------------------  --------------   ---------------------  ------------------
  NO PERIODIC RATE CAP                      280       $228,390,163.55               65.23%
  2.000                                     171        121,748,123.03                34.77
-------------------------------  --------------   ---------------------  ------------------
 TOTAL                                      451       $350,138,286.58              100.00%
===============================  ==============   =====================  ==================


                                                                          % OF AGGREGATE
                                                    PRINCIPAL BALANCE    PRINCIPAL BALANCE
                                                    OUTSTANDING AS OF    OUTSTANDING AS OF
                                   NUMBER OF         THE STATISTICAL      THE STATISTICAL
ORIGINATION HIGH CREDIT SCORE:   MORTGAGE LOANS        CUT-OFF DATE         CUT-OFF DATE
-------------------------------  --------------   ---------------------  ------------------
NOT AVAILABLE                               22        $18,736,086.97                 5.35%
 501  - 550                                  2            556,000.00                  0.16
 551  - 600                                  1            266,400.00                  0.08
 601  - 650                                  7          5,121,000.00                  1.46
 651  - 700                                 34         27,422,256.17                  7.83
 701  - 750                                 77         65,776,308.08                 18.79
 751  - 800                                226        166,640,144.07                 47.59
 801  - 839                                 82         65,620,091.29                 18.74
-------------------------------  --------------   ---------------------  ------------------
 TOTAL                                     451       $350,138,286.58               100.00%
===============================  ==============   =====================  ==================


RBS GREENWICH CAPITAL                              MELLON FINANCIAL MARKETS, LLC

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                           % OF AGGREGATE
                                                                   PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                                                   OUTSTANDING AS OF      OUTSTANDING AS OF
                                                                          THE                    THE
                                                 NUMBER OF             STATISTICAL            STATISTICAL
ORIGINATION LOW CREDIT SCORE:                  MORTGAGE LOANS          CUT-OFF DATE          CUT-OFF DATE
----------------------------------------    -------------------    -------------------    ------------------
NOT AVAILABLE                                               20         $15,487,579.70                 4.42%
 451  - 500                                                  1             306,000.00                  0.09
 501  - 550                                                  1             250,000.00                  0.07
 551  - 600                                                  3           1,766,400.00                  0.50
 601  - 650                                                 15          11,623,059.03                  3.32
 651  - 700                                                 57          45,634,704.82                 13.03
 701  - 750                                                116          95,949,686.97                 27.40
 751  - 800                                                220         165,192,756.06                 47.18
 801  - 821                                                 18          13,928,100.00                  3.98
----------------------------------------    -------------------    -------------------    ------------------
TOTAL                                                      451        $350,138,286.58               100.00%
========================================    ===================    ===================    ==================


                                                                                           % OF AGGREGATE
                                                                   PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                                                   OUTSTANDING AS OF      OUTSTANDING AS OF
                                                                          THE                    THE
                                                NUMBER OF             STATISTICAL            STATISTICAL
ORIGINAL LTV(%):                              MORTGAGE LOANS          CUT-OFF DATE          CUT-OFF DATE
----------------------------------------    -------------------    -------------------    ------------------
   8.00  -  10.00                                            2          $1,700,000.00                 0.49%
  10.01  -  20.00                                           10           9,293,829.60                  2.65
  20.01  -  30.00                                           26          20,601,394.83                  5.88
  30.01  -  40.00                                           39          31,106,644.81                  8.88
  40.01  -  50.00                                           62          54,728,402.46                 15.63
  50.01  -  60.00                                           69          62,518,420.37                 17.86
  60.01  -  70.00                                           78          57,973,540.22                 16.56
  70.01  -  80.00                                          109          64,208,454.99                 18.34
  80.01  -  90.00                                           18          16,202,181.61                  4.63
  90.01  - 100.00                                           38          31,805,417.69                  9.08
----------------------------------------    -------------------    -------------------    ------------------
TOTAL                                                      451        $350,138,286.58               100.00%
========================================    ===================    ===================    ==================



RBS GREENWICH CAPITAL                             MELLON FINANCIAL MARKETS, LLC

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                                                                                           % OF AGGREGATE
                                                                   PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                                                   OUTSTANDING AS OF      OUTSTANDING AS OF
                                                                          THE                    THE
                                                NUMBER OF             STATISTICAL            STATISTICAL
ORIGINAL LTC (%):                             MORTGAGE LOANS          CUT-OFF DATE          CUT-OFF DATE
----------------------------------------    -------------------    -------------------    ------------------
           = 0.00                                            5          $2,301,051.30                 0.66%
   0.01  -  10.00                                            7           7,700,000.00                  2.20
  10.01  -  20.00                                           15          13,353,634.80                  3.81
  20.01  -  30.00                                           26          20,391,394.83                  5.82
  30.01  -  40.00                                           39          30,981,644.81                  8.85
  40.01  -  50.00                                           62          55,391,402.41                 15.82
  50.01  -  60.00                                           71          66,638,893.13                 19.03
  60.01  -  70.00                                           84          62,934,534.66                 17.97
  70.01  -  80.00                                          130          77,989,528.20                 22.27
  80.01  -  90.00                                           11          11,356,202.44                  3.24
  90.01  -  91.67                                            1           1,100,000.00                  0.31
----------------------------------------    -------------------    -------------------    ------------------
TOTAL                                                      451        $350,138,286.58               100.00%
========================================    ===================    ===================    ==================


                                                                                           % OF AGGREGATE
                                                                   PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                                                   OUTSTANDING AS OF      OUTSTANDING AS OF
                                                                          THE                    THE
                                                NUMBER OF             STATISTICAL            STATISTICAL
REMAINING TERM (MONTHS):                      MORTGAGE LOANS          CUT-OFF DATE          CUT-OFF DATE
----------------------------------------    -------------------    -------------------    ------------------
   2  -  24                                                  1             $16,970.45                 0.00%
  25  -  48                                                  1           1,800,000.00                  0.51
  49  -  72                                                  1             305,500.00                  0.09
 169  - 192                                                  1           1,850,000.00                  0.53
 217  - 240                                                  2             432,759.25                  0.12
 241  - 264                                                  3           2,565,472.76                  0.73
 265  - 288                                                  8           6,518,884.47                  1.86
 289  - 312                                                 14          17,380,703.12                  4.96
 313  - 336                                                 10           9,858,431.99                  2.82
 337  - 358                                                410         309,409,564.54                 88.37
----------------------------------------    -------------------    -------------------    ------------------
TOTAL                                                      451        $350,138,286.58               100.00%
========================================    ===================    ===================    ==================



RBS GREENWICH CAPITAL                             MELLON FINANCIAL MARKETS, LLC

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                                                                                           % OF AGGREGATE
                                                                   PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                                                   OUTSTANDING AS OF      OUTSTANDING AS OF
                                                                          THE                    THE
                                                NUMBER OF             STATISTICAL            STATISTICAL
NEXT RATE ADJUSTMENT DATE:                    MORTGAGE LOANS          CUT-OFF DATE          CUT-OFF DATE
----------------------------------------    -------------------    -------------------    ------------------
 11/01/02                                                  299        $244,540,833.40                69.84%
 12/01/02                                                   14          10,769,601.04                  3.08
 01/01/03                                                   23          19,522,096.38                  5.58
 02/01/03                                                   34          18,518,078.18                  5.29
 03/01/03                                                   28          17,821,369.70                  5.09
 04/01/03                                                   25          22,445,868.83                  6.41
 05/01/03                                                   16           8,717,500.00                  2.49
 06/01/03                                                    6           4,250,939.05                  1.21
 09/01/03                                                    1             780,000.00                  0.22
 10/01/03                                                    1           1,050,000.00                  0.30
 08/01/04                                                    1             198,000.00                  0.06
 12/01/05                                                    1             224,000.00                  0.06
 05/01/06                                                    2           1,300,000.00                  0.37
----------------------------------------    -------------------    -------------------    ------------------
TOTAL                                                      451        $350,138,286.58               100.00%
========================================    ===================    ===================    ==================



RBS GREENWICH CAPITAL                             MELLON FINANCIAL MARKETS, LLC

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                                                                                           % OF AGGREGATE
                                                                   PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                                                   OUTSTANDING AS OF      OUTSTANDING AS OF
                                                                          THE                    THE
REMAINING PREPAYMENT PENALTY TERM               NUMBER OF             STATISTICAL            STATISTICAL
(MONTHS):                                     MORTGAGE LOANS          CUT-OFF DATE          CUT-OFF DATE
----------------------------------------    -------------------    -------------------    ------------------
   0                                                        92         $77,803,633.10                22.22%
   1                                                        28          21,077,886.23                  6.02
   2                                                        30          21,513,396.90                  6.14
   3                                                        53          44,428,794.25                 12.69
   4                                                        56          35,579,800.19                 10.16
   5                                                        54          38,346,219.81                 10.95
   6                                                        53          49,750,728.83                 14.21
   7                                                        38          22,458,288.22                  6.41
   8                                                        14           9,603,939.05                  2.74
  10                                                         2           1,037,500.00                  0.30
  13                                                         1           1,800,000.00                  0.51
  15                                                         1             750,000.00                  0.21
  16                                                         1           1,400,000.00                  0.40
  19                                                         2           1,175,000.00                  0.34
  21                                                         1             500,000.00                  0.14
  23                                                         1             450,000.00                  0.13
  24                                                         4           2,607,000.00                  0.74
  25                                                         3           2,350,000.00                  0.67
  26                                                         2           1,650,000.00                  0.47
  27                                                         4           2,920,000.00                  0.83
  28                                                         3           3,280,000.00                  0.94
  29                                                         5           6,750,000.00                  1.93
  31                                                         2           1,812,100.00                  0.52
  32                                                         1          $1,094,000.00                  0.31
----------------------------------------    -------------------    -------------------    ------------------
TOTAL                                                      451        $350,138,286.58               100.00%
========================================    ===================    ===================    ==================


                                                                                           % OF AGGREGATE
                                                                   PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                                                   OUTSTANDING AS OF      OUTSTANDING AS OF
                                                                          THE                    THE
                                                NUMBER OF             STATISTICAL            STATISTICAL
AMORTIZATION:                                 MORTGAGE LOANS          CUT-OFF DATE          CUT-OFF DATE
----------------------------------------    -------------------    -------------------    ------------------
 INTEREST ONLY                                             447        $349,345,726.51                99.77%
 FULLY AMORTIZING                                            4             792,560.07                  0.23
----------------------------------------    -------------------    -------------------    ------------------
TOTAL                                                      451        $350,138,286.58               100.00%
========================================    ===================    ===================    ==================


RBS GREENWICH CAPITAL                             MELLON FINANCIAL MARKETS, LLC

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                           % OF AGGREGATE
                                                                   PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                                                   OUTSTANDING AS OF      OUTSTANDING AS OF
                                                                          THE                    THE
                                                NUMBER OF             STATISTICAL            STATISTICAL
ORIGINAL INTEREST ONLY TERM:                  MORTGAGE LOANS          CUT-OFF DATE          CUT-OFF DATE
----------------------------------------    -------------------    -------------------    ------------------
  N/A                                                        4            $792,560.07                 0.23%
  60                                                         2           2,105,500.00                  0.60
  120                                                      445         347,240,226.51                 99.17
----------------------------------------    -------------------    -------------------    ------------------
 TOTAL                                                     451        $350,138,286.58               100.00%
========================================    ===================    ===================    ==================


                                                                                           % OF AGGREGATE
                                                                   PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                                                   OUTSTANDING AS OF      OUTSTANDING AS OF
                                                                          THE                    THE
                                                NUMBER OF             STATISTICAL            STATISTICAL
CONVERTIBILITY:                               MORTGAGE LOANS          CUT-OFF DATE          CUT-OFF DATE
----------------------------------------    -------------------    -------------------    ------------------
 CONVERTIBLE                                               274        $224,376,163.55                64.08%
 NOT CONVERTIBLE                                           177         125,762,123.03                 35.92
----------------------------------------    -------------------    -------------------    ------------------
 TOTAL                                                     451        $350,138,286.58               100.00%
========================================    ===================    ===================    ==================


                                                                                           % OF AGGREGATE
                                                                   PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                                                   OUTSTANDING AS OF      OUTSTANDING AS OF
                                                                          THE                    THE
                                                NUMBER OF             STATISTICAL            STATISTICAL
MODIFIABLE:                                   MORTGAGE LOANS          CUT-OFF DATE          CUT-OFF DATE
----------------------------------------    -------------------    -------------------    ------------------
 MODIFIABLE                                                451        $350,138,286.58               100.00%
----------------------------------------    -------------------    -------------------    ------------------
 TOTAL                                                     451        $350,138,286.58               100.00%
========================================    ===================    ===================    ==================


                                                                                           % OF AGGREGATE
                                                                   PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                                                   OUTSTANDING AS OF      OUTSTANDING AS OF
                                                                          THE                    THE
                                                NUMBER OF             STATISTICAL            STATISTICAL
OCCUPANCY:                                    MORTGAGE LOANS          CUT-OFF DATE          CUT-OFF DATE
----------------------------------------    -------------------    -------------------    ------------------
 PRIMARY                                                   359        $284,019,929.31                81.12%
 SECOND HOME                                                92          66,118,357.27                 18.88
----------------------------------------    -------------------    -------------------    ------------------
 TOTAL                                                     451        $350,138,286.58               100.00%
========================================    ===================    ===================    ==================


                                                                                           % OF AGGREGATE
                                                                   PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                                                   OUTSTANDING AS OF      OUTSTANDING AS OF
                                                                          THE                    THE
                                                NUMBER OF             STATISTICAL            STATISTICAL
DOCUMENTATION:                                MORTGAGE LOANS          CUT-OFF DATE          CUT-OFF DATE
----------------------------------------    -------------------    -------------------    ------------------
 FULL                                                      451        $350,138,286.58               100.00%
----------------------------------------    -------------------    -------------------    ------------------
 TOTAL                                                     451        $350,138,286.58               100.00%
========================================    ===================    ===================    ==================

RBS GREENWICH CAPITAL                             MELLON FINANCIAL MARKETS, LLC

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                                                                                           % OF AGGREGATE
                                                                   PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                                                   OUTSTANDING AS OF      OUTSTANDING AS OF
                                                                          THE                    THE
                                                NUMBER OF             STATISTICAL            STATISTICAL
PROPERTY TYPE:                                MORTGAGE LOANS          CUT-OFF DATE          CUT-OFF DATE
----------------------------------------    -------------------    -------------------    ------------------
 SINGLE FAMILY                                             292        $226,498,217.34                64.69%
 PUD                                                        83          65,418,706.46                 18.68
 CONDOMINIUM                                                50          35,540,459.18                 10.15
 COOPERATIVE                                                24          21,875,403.60                  6.25
 2-4 FAMILY                                                  2             805,500.00                  0.23
----------------------------------------    -------------------    -------------------    ------------------
 TOTAL                                                     451        $350,138,286.58               100.00%
========================================    ===================    ===================    ==================


                                                                                           % OF AGGREGATE
                                                                   PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                                                   OUTSTANDING AS OF      OUTSTANDING AS OF
                                                                          THE                    THE
                                                NUMBER OF             STATISTICAL            STATISTICAL
LOAN PURPOSE:                                 MORTGAGE LOANS          CUT-OFF DATE          CUT-OFF DATE
----------------------------------------    -------------------    -------------------    ------------------
 CASH OUT REFINANCE                                        150        $133,358,509.70                38.09%
 RATE/TERM REFINANCE                                       175         128,368,609.15                 36.66
 PURCHASE                                                  126          88,411,167.73                 25.25
----------------------------------------    -------------------    -------------------    ------------------
 TOTAL                                                     451        $350,138,286.58               100.00%
========================================    ===================    ===================    ==================


                                                                                           % OF AGGREGATE
                                                                   PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                                                   OUTSTANDING AS OF      OUTSTANDING AS OF
                                                                          THE                    THE
                                                NUMBER OF             STATISTICAL            STATISTICAL
ASSUMABLE:                                    MORTGAGE LOANS          CUT-OFF DATE          CUT-OFF DATE
----------------------------------------    -------------------    -------------------    ------------------
 ASSUMABLE                                                 451        $350,138,286.58               100.00%
----------------------------------------    -------------------    -------------------    ------------------
TOTAL                                                      451        $350,138,286.58               100.00%
========================================    ===================    ===================    ==================

RBS GREENWICH CAPITAL                             MELLON FINANCIAL MARKETS, LLC

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                                                                                           % OF AGGREGATE
                                                                   PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                                                   OUTSTANDING AS OF      OUTSTANDING AS OF
                                                                          THE                    THE
                                                NUMBER OF             STATISTICAL            STATISTICAL
STATE:                                        MORTGAGE LOANS          CUT-OFF DATE          CUT-OFF DATE
----------------------------------------    -------------------    -------------------    ------------------
 ARIZONA                                                     6          $4,078,164.43                 1.16%
 CALIFORNIA                                                 66          65,906,315.03                 18.82
 COLORADO                                                   11          10,137,000.00                  2.90
 CONNECTICUT                                                16          13,877,775.89                  3.96
 DELAWARE                                                    4           3,248,399.14                  0.93
 DISTRICT OF COLUMBIA                                        5           4,419,000.00                  1.26
 FLORIDA                                                    62          42,034,923.24                 12.01
 GEORGIA                                                     1             500,000.00                  0.14
 HAWAII                                                      3           4,930,000.00                  1.41
 IDAHO                                                       2           1,662,995.21                  0.47
 ILLINOIS                                                    2           2,607,500.00                  0.74
 KENTUCKY                                                    1             300,000.00                  0.09
 MAINE                                                       4           2,512,200.00                  0.72
 MARYLAND                                                   10           7,815,417.60                  2.23
 MASSACHUSETTS                                              87          69,229,079.63                 19.77
 MICHIGAN                                                    2           1,050,000.00                  0.30
 NEBRASKA                                                    1             198,000.00                  0.06
 NEW HAMPSHIRE                                              12           6,201,892.13                  1.77
 NEW JERSEY                                                 12           6,391,300.00                  1.83
 NEW MEXICO                                                  2             799,805.20                  0.23
 NEW YORK                                                   33          32,234,277.93                  9.21
 NORTH CAROLINA                                              4           2,188,586.47                  0.63
 OHIO                                                        3           2,394,547.08                  0.68
 PENNSYLVANIA                                               82          50,978,579.87                 14.56
 SOUTH CAROLINA                                              3           1,820,000.00                  0.52
 TEXAS                                                       2           1,572,000.00                  0.45
 UTAH                                                        2             755,000.00                  0.22
 VERMONT                                                     2             545,000.00                  0.16
 VIRGINIA                                                    8           7,810,527.73                  2.23
 WASHINGTON                                                  2           1,365,000.00                  0.39
 WISCONSIN                                                   1             575,000.00                  0.16
----------------------------------------    -------------------    -------------------    ------------------
TOTAL                                                      451        $350,138,286.58               100.00%
========================================    ===================    ===================    ==================


RBS GREENWICH CAPITAL                             MELLON FINANCIAL MARKETS, LLC

                       COMPUTATIONAL MATERIALS DISCLAIMER


The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.


RBS GREENWICH CAPITAL                           MELLON FINANCIAL MARKETS, LLC

This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

                    MELLON 2002-TBC2 NET WAC CAP SCHEDULE (1)


                 30/360                                30/360                                30/360
   Period       Net WAC             Period            Net WAC             Period            Net WAC
   ------       -------             ------            -------             ------            -------
      1         3.34463%              46             10.92290%              91             10.93693%
      2         8.11762%              47             10.92403%              92             10.93693%
      3         8.20337%              48             10.92402%              93             10.93692%
      4         8.20338%              49             10.92402%              94             10.93692%
      5         8.88268%              50             10.92402%              95             10.93691%
      6         8.88269%              51             10.92402%              96             10.93691%
      7         8.88462%              52             10.92401%              97             10.93690%
      8         8.88463%              53             10.92401%              98             10.93690%
      9         8.88465%              54             10.92401%              99             10.93689%
     10         8.88466%              55             10.93271%             100             10.93689%
     11         8.88467%              56             10.93271%             101             10.93688%
     12         8.88469%              57             10.93271%             102             10.93688%
     13         8.88470%              58             10.93271%             103             10.93687%
     14         8.88903%              59             10.93270%             104             10.93686%
     15         8.88903%              60             10.93270%             105             10.93685%
     16         8.88904%              61             10.93270%             106             10.93684%
     17         9.56836%              62             10.93270%             107             10.93717%
     18         9.56837%              63             10.93269%             108             10.93722%
     19         9.57030%              64             10.93269%             109             10.93728%
     20         9.57030%              65             10.93269%             110             10.93733%
     21         9.57031%              66             10.93268%             111             10.93739%
     22         9.57031%              67             10.93703%             112             10.93745%
     23         9.57145%              68             10.93703%             113             10.93750%
     24         9.57146%              69             10.93703%             114             10.93756%
     25         9.57147%              70             10.93702%             115             10.93761%
     26         9.57570%              71             10.93702%             116             10.93767%
     27         9.57570%              72             10.93701%             117             10.93773%
     28         9.57570%              73             10.93701%             118             10.93778%
     29        10.25505%              74             10.93701%             119             10.93783%
     30        10.25505%              75             10.93700%             120             10.93789%
     31        10.25685%              76             10.93700%             121             10.93794%
     32        10.25685%              77             10.93699%             122             10.93800%
     33        10.25685%              78             10.93699%
     34        10.25686%              79             10.93699%
     35        10.25799%              80             10.93698%
     36        10.25799%              81             10.93698%
     37        10.25799%              82             10.93697%
     38        10.26180%              83             10.93697%
     39        10.26180%              84             10.93696%
     40        10.26179%              85             10.93696%
     41        10.91420%              86             10.93696%
     42        10.91420%              87             10.93695%
     43        10.92290%              88             10.93695%
     44        10.92290%              89             10.93694%
     45        10.92290%              90             10.93694%


(1) Assumes 20% is added to all indices on the Mortgage Loans. The schedule is run at the pricing prepayment speed to the earliest possible optional termination.

RBS GREENWICH CAPITAL                             MELLON FINANCIAL MARKETS, LLC


                                        2